SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2003

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Isabella Street, Pittsburgh, Pennsylvania	15212-5858
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations     212-836-2674

Office of the Secretary             412-553-4707

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

99.1	Press release, dated April 22, 2003, issued by Alcoa Inc.

99.2	2002 Sustainability Report of Alcoa Inc.

Item 9.    Regulation FD Disclosure.

The information in this report is being furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition”, and is included under this Item 9 in accordance with SEC Release Nos. 33-8216; 34-47583.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On April 22, 2003, Alcoa Inc. announced the release of its 2002 Sustainability Report, a detailed data-based review of the company’s global environmental, social, and economic performance. A copy of the press release and a copy of the 2002 Sustainability Report are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ LAWRENCE R. PURTELL
Lawrence R. Purtell Executive Vice President and General Counsel

Dated: April 24, 2003

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated April 22, 2003, issued by Alcoa Inc.

99.2	2002 Sustainability Report of Alcoa Inc.

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